Inventories	12 Months Ended
Dec. 31, 2017
Inventories
Inventories

7.Inventories

Inventories consisted of the following:

	As of December 31,	As of December 31,
	2016	2017
	RMB	RMB
Raw materials	941,131	1,416,270
Work-in-progress	94,164	203,676
Finished goods	1,425,193	1,861,170

Total	2,460,488	3,481,116

For the years ended December 31, 2015, 2016 and 2017, inventories on hand were written down through cost of revenues by RMB 6,905, RMB 126,570 and RMB 58,786, respectively, to reflect the lower of cost or market or obsolescence.

In the periods presented, the Company renegotiated with certain suppliers on shipment quantities and pricing terms of long-term purchase arrangements and got positive outcome on a periodic basis, as described follows. Although the quantities under the purchase commitments of the LTAs are fixed, the Company negotiated and executed amendments for current purchases on a quarterly or monthly basis with those suppliers. As a result of such monthly or quarterly negotiations, suppliers either (i) agreed to lower the purchase price for the relevant month or quarter to a level that is close to the market price and significantly lower than the stated contract price, or (ii) agreed to deliver additional quantities to the Company for free during the relevant month or quarter in exchange for the Company’s agreement to purchase the stated quantity at the stated price under the LTAs for such month or quarter, which cumulatively resulted in the Company purchasing quantities larger than stated under the LTAs but at an average purchase price that was close to market price during such month or quarter.

At the end of the reporting period, the Company separately assesses the potential losses, if any, on the aforementioned LTAs taking into consideration of the factors as mentioned above, as well as additional factors, such as the renegotiation outcome in current period, contract period, historical outcome of the renegotiation with the same supplier, status of a particular LTA at the time of assessment, and other circumstances and uncertainties that may impact such assessment.

There was no loss provision recorded related to these long-term contracts in the year ended December 31, 2015. As of December 31, 2016 and 2017, the loss provision reserve was RMB 48,906, and RMB 54,215, respectively.

When preparing the Company’s consolidated financial statements, the Company separately assessed, in accordance with ASC 330-10-35-17 and -18, the potential losses on the firm purchase commitments to Hemlock Semiconductor Pte. Ltd. (“Hemlock”). The Company entered into a LTA (“Original Supply Agreement”) with Hemlock in March 2011. While the Original Supply Agreement provides for purchases at fixed price and fixed quantities starting from 2013 to 2020, the Company did not make a full advance payment according to the Original Supply Agreement or accept any delivery in 2013, 2014 and 2015 due to the significant decrease of silicon price in the market and the uncertainty brought by anti-dumping and anti-subsidy investigation (the “Investigation”) against polysilicon imported from the U.S. and South Korea initiated by the Chinese Ministry of Commerce (“MOFCOM”) in recent years and MOFCOM’s ruling in 2014 that investigated products from South Korea and the United States are subject to import tariffs at different rates with the highest rate being 57%. In October 2016, the Company entered into a settlement agreement (“Settlement Agreement”) and an amended LTA (“New Supply Agreement”) with Hemlock (Refer to Note 26 Commitments and Contingencies). The New Supply Agreement provides for purchasing a certain amount of polycrystalline silicon products on a quarterly basis starting from 2016 to 2026. The Company started purchasing in 2016 according to the New Supply Agreement.

When preparing the consolidated financial statements for the year ended and as of December 31, 2015, the Company considered the following factors in assessing whether it should accrue losses on long-term inventory purchase commitments to Hemlock:

(i)Although the Company was in the process of renegotiating with Hemlock and no written agreement had been reached as of December 31, 2015, both parties continued to constructively dialogue to find a mutually satisfactory solution. The Company had been able to renegotiate with other suppliers with similar terms to get positive outcome, and the Company had history of renegotiating similar contacts with the same suppliers, and

(ii)The Company assessed whether there would be loss on firm purchase commitments by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory. In assessing the potential loss provision for 2015, the Company used the stated contract price, volume under the Original Supply Agreement with Hemlock as the major assumption to perform the analysis. A comprehensive analysis for estimated net realizable value of the saleable finished goods, after considered all estimated costs which include conversion costs, shipping costs, costs for build-up, fees for breakage, and third party processing costs, was lower than market selling price of finish goods as of December 31, 2015. Even though the purchase price as stated in the Original Supply Agreement was higher than market price of polysilicon (i.e. raw material), in applying the lower of cost or market principle, the net realizable value after considering estimated costs to convert those polysilicon into saleable finished goods was higher than its carrying amount (after deducting selling costs) as of December 31, 2015.

Upon the reach of the New Supply Agreement in October 2016, the Company assessed the potential loss provision under the New Supply Agreement. The Company considered the factor of declining average selling prices of finished goods, the plan to build a new manufacturing facility overseas to utilize polysilicon to be purchased from Hemlock, and the contract price, volume under the New Supply Agreement with Hemlock as the major assumption to perform the same comprehensive analysis as prior years.  The new manufacturing wafer facility overseas is under construction, which is expected to be started in around May to June 2018, and reaches full capacity by around September end. Therefore the Company has planned to externally process and sell the polysilicon during the period of construction of the new wafer facility. The estimated net realizable value of the polysilicon for resale is lower than its carrying amount as of December 31, 2016 and 2017 and a loss provision is estimated accordingly for the polysilicon committed to be purchased from Hemlock before the planned period when the new facility is put into use.

Based on all the aforementioned factors, the Company concluded that no loss provision under the Original Supply Agreement with Hemlock should be provided as of December 31, 2015. Loss provisions of RMB 48,906 and RMB 16,436 were recorded in 2016 and 2017, respectively, under the New Supply Agreement with Hemlock, and the loss provision reserve was RMB 48,906 and RMB 54,215 as of December 31, 2016 and 2017, respectively.